UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2007

                                -----------------

                      BioForce Nanosciences Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Nevada                     000-51074                 74-3078125
    (State or other         (Commission File Number)        (IRS Employer
    jurisdiction of                                      Identification No.)
    incorporation)

                       1615 Golden Aspen Drive, Suite 101
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 233-8333

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On May 14, 2007, we issued a press release entitled "BioForce Nanosciences Reports Record Revenues, First Quarter 2007 Financial Results." A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

NON-GAAP FINANCIAL MEASURES: The attached press release addresses our financial results for the fiscal quarter ended March 31, 2007, and contains disclosure of our non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, which are not measures of financial performance calculated in accordance with accounting principles generally accepted in the United States
(GAAP). These non-GAAP measures exclude the effect of stock compensation expense for employee stock options and stock warrants associated with the application of SFAS 123R, and interest expense recorded as a result of a beneficial conversion feature of convertible debt that was retired during 2006. The press release contains disclosure regarding why we believe the presentation of these non-GAAP measures provides useful information to investors and other users of our financial statements in evaluating our operating results and comparative trends, as well as in facilitating comparisons with our historical operating results. It also contains a tabular reconciliation of GAAP to non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per share, including a presentation of the most directly comparable financial measures as calculated in accordance with GAAP.

The information being provided in this report, including Exhibit 99.1, is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934 (Exchange Act), or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent we specifically incorporate it by reference.

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Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.          Description
-----------          -----------------------------------------------------------

99.1 Press Release titled "BioForce Nanosciences Reports Record Revenues, First Quarter 2007 Financial Results"

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BioForce Nanosciences Holdings, Inc.


Date: May 14, 2007               By: /s/ Eric Henderson
                                     -------------------------------------------
                                     Eric Henderson
                                     Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.          Description
----------------     -----------------------------------------------------------

99.1 Press Release titled "BioForce Nanosciences Reports Record Revenues, First Quarter 2007 Financial Results"